EXHIBIT 10.2


                            INDEMNIFICATION AGREEMENT


      THIS  INDEMNIFICATION  AGREEMENT (the  "AGREEMENT")  is made on August 25,
1998  by  and  between  REGIONAL  CAPITAL  MANAGEMENT  CORPORATION,   a  Florida
corporation (the "COMPANY"), and THOMAS H. MINKOFF (the "INDEMNITEE").

      In consideration of the Indemnitee's past and future services to or on behalf of the Company and to benefit the Company, the Company and the Indemnitee hereby agree as follows:

       1.    DEFINITIONS.  For the purposes of this Agreement:

             a) "CLAIM" means any threatened, pending or completed action, suit or proceeding, liability, claim, damage, judgment, cost or expense (including attorneys' fees, expenses, bonds and costs of investigation) or any inquiry or investigation that the Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

             b) "INDEPENDENT COUNSEL" means a law firm or member of a law firm that has not within the last five years represented the Company or the Indemnitee in a matter material to either or in a matter material to any other party to the action, suit or proceeding giving rise to the Indemnitee's claim for indemnification under this Agreement. Independent Counsel shall not include any member of a law firm who would have a conflict of interest under applicable standards of professional conduct in representing the Company or the Indemnitee in an action hereunder. Such Independent Counsel shall be chosen by the Indemnitee and approved by the Board of Directors of the Company (the "BOARD OF DIRECTORS") which approval shall not be unreasonably withheld.

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             c)  "REVIEWING  PARTY"  means  (1) the  Board of  Directors  of the
Company by a majority vote of a quorum consisting of directors who were not parties to the action, suit, or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by Independent Counsel in a written opinion, or (3) by the shareholders of the Company.

       2. INDEMNITY. Subject to Sections 8 and 9 hereof, the Company agrees to indemnify and hold the Indemnitee harmless, to the fullest extent permitted by law, including, but not limited to, the extent and in the manner herein provided, from and against any and all Claims of any type arising from or related to his past or future acts or omissions as a director or officer of the Company and/or its subsidiaries (which term shall mean any entities of which the Company owns directly, or through any such subsidiaries, at least 50% of the voting stock (hereinafter referred to as "SUBSIDIARIES")), as applicable. This indemnity shall extend to all matters except to the extent applicable law prohibits indemnification.

       3. JUDGMENTS. Subject to Sections 8 and 9 hereof, the Company agrees to promptly pay on behalf of the Indemnitee any and all judgments against the Indemnitee for damages arising from acts or omissions as a director or officer of the Company and/or its Subsidiaries when any such judgment becomes final and subject to execution against the Indemnitee, to the full extent allowable under applicable law.

       4. APPEAL BONDS. Subject to Sections 8 and 9 hereof, the Company shall pay the cost of, provide collateral for and cause to be timely and duly filed in Court, appellate bonds to prevent execution of judgment against the Indemnitee during the pendency of appeals as the Indemnitee may reasonably initiate, to the full extent allowable under applicable law.


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       5. COST OF DEFENSE. Subject to Sections 8 and 9 hereof, the Company shall promptly pay the reasonable cost of the defense of the Indemnitee against any and all Claims against him arising from the Indemnitee's past or future acts or omissions as a director or officer of the Company and/or its Subsidiaries when statements for legal services are delivered to the Company or the Indemnitee (including any required retainer amounts), to the full extent allowable under applicable law.

       6. FINES, COSTS, FEES. Subject to Sections 8 and 9 hereof, the Company shall promptly pay on the Indemnitee's behalf any fines, court costs, legal fees or other charges assessed against him related to any Claim where allegations against the Indemnitee arise from his acts or omissions as a director or officer of the Company and/or its Subsidiaries, to the full extent allowable under applicable law.

       7. ADVANCE PAYMENT OF EXPENSES. Expenses incurred by the Indemnitee in connection with defending a Claim shall be paid by the Company as they are incurred and in advance of the final disposition of such Claim within twenty
(20) days of receipt of an undertaking by the Indemnitee, in substantially the same form as Exhibit "A" hereto, to repay such amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company. If the Company fails to advance any amounts required to be advanced under this Section 7 within twenty (20) days after receipt of an undertaking by the Indemnitee, the Indemnity may at any time thereafter bring suit against the Company for specific performance or to recover the unpaid amount. If successful in whole or in part, the Indemnitee shall also be entitled to be paid the expense of prosecuting such claim.

       8. GENERAL RIGHT TO INDEMNIFICATION. Upon written demand by the Indemnitee for indemnification under the terms of this Agreement (unless otherwise ordered by a court or advanced pursuant to Section 7 hereof or


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

advanced pursuant to applicable law, as the same may be amended from time to time (but, in the case of any such amendment with reference to events occurring prior to the effective date thereof, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment)), the Indemnitee shall be entitled to such indemnification unless the Reviewing Party determines within thirty (30) days of receiving Indemnitee's written demand that the Indemnitee would not be permitted to be indemnified under applicable law. The Indemnitee and its counsel shall be given an opportunity to be heard and to present evidence on the Indemnitee's behalf before the Reviewing Party. If the Reviewing Party determines that the Indemnitee is not entitled to indemnification, the
Reviewing   Party  shall   provide  the   Indemnitee,   concurrently   with  its
determination, a detailed written explanation setting forth its reasons. The failure to provide the Indemnitee with a detailed written explanation shall entitle the Indemnitee to a presumption that the Indemnitee has met the applicable standard of conduct and that the unfavorable determination was wrongful in any subsequent suit brought by either the Indemnity or the Company to determine whether the Indemnitee is entitled to indemnification.

       9.    RIGHT OF INDEMNITEE TO BRING SUIT.

             a) If there has been no determination by the Reviewing Party or if the Reviewing Party determines that the Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, the Indemnitee shall have the right to bring suit seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof (and the Indemnitee shall be entitled to any presumption specified in Section 8 hereof), and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing


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Party  otherwise  shall  be  conclusive  and  binding  on the  Company  and  the
Indemnitee.

             b) In any action brought by the Indemnitee to enforce a right to indemnification hereunder, or by the Company to recover payments by the Company of expenses incurred by the Indemnitee in connection with a Claim in advance of its final disposition, the burden of proving that the Indemnitee is not entitled to be indemnified under this Agreement or otherwise shall be on the Company. Neither the failure of the Company or the Reviewing Party to have made a determination prior to the commencement of such action that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth under applicable law, nor an actual determination by the Company or the Reviewing Party that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such an action brought by the Indemnitee, be a defense to the Claim.

             c) The Company shall pay all expenses (including attorneys' fees) actually and reasonably incurred by the Indemnitee in connection with such judicial determination, whether or not the Indemnitee prevails in such proceeding.

       10. INSURANCE. If a loss, payment or expense contemplated by this Agreement is paid by the Company and is also covered by collectible insurance, the Indemnitee shall cooperate with the Company to effect collection of all available insurance and through assignment, reimbursement to the Company or otherwise exercise all reasonable efforts to cause applicable insurance benefits to be paid to or on behalf of the Company, thus reducing the Company's payments under this Agreement.



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       11. LAW,  CONSTRUCTION,  ARBITRATION.  This  Agreement is to be liberally construed to provide the Indemnitee with the broadest indemnity permitted by applicable law and ambiguities in the terms of this Agreement, if any, choice of law, or construction of laws are to be resolved in the Indemnitee's favor. The Indemnitee shall be entitled to the benefits of all changes in law, whether effected by statute, regulation, rule, judicial decision or otherwise, which in any way expand his right to be indemnified by the Company or to have the Company advance his expenses. The laws of the State of Florida shall apply.

       12. OTHER MEANS OF INDEMNITY. The Company acknowledges that the benefits to the Indemnitee of this Agreement are not exclusive and that the Indemnitee retains all rights of indemnity or repayment from the Company that are available to him by applicable law, other agreements, the Articles of Incorporation and By-Laws of the Company and/or its Subsidiaries or by vote of the Board of Directors or shareholders of the Company.

       13. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company to bring suit to enforce such rights.

       14. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against the Indemnitee to the extent the Indemnitee has otherwise actually received payment (under any insurance policy or otherwise).

       15. TERM. This Agreement shall remain in full force and effect until terminated by the mutual consent of the parties in writing. Termination of the Indemnitee's status as a director or officer of the Company and/or its


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

Subsidiaries  does not terminate this  Agreement.  This Agreement shall inure to
the  benefit  of  the   Indemnitee,   his  estate,   heirs,   and  the  personal
representative (executor/administrator) of his estate.

       16. GOOD FAITH. If any dispute arises under this Agreement or any attack is made by any party related to the enforcement of this Agreement, it shall be conclusively presumed that the Indemnitee acted in good faith in executing this Agreement and for the best interest of the Company. The Company acknowledges that it is fully informed of all decisions and votes made by the Indemnitee in the past, if any, and recognizes its right to keep itself informed in the future.

       17. DEFENSE. If any claim is threatened or commenced against the Indemnitee other than by or on behalf of the Company, he shall notify the Company in writing. His failure to do so or to do so promptly, however, shall not diminish his rights under this Agreement except to the extent the Company demonstrates by clear and convincing evidence that his failure caused it actual damage. The Company may assume the defense of the claim, but only if it pays all costs and expenses of defense, acknowledges to the Indemnitee in writing that it is obligated to indemnify him with respect to the claim, and permits him to select defense counsel. Any counsel the Indemnitee selects shall be reasonably satisfactory to the Company. If the Company assumes the defense, the Indemnitee shall cooperate with the Company in that defense if it pays his costs and expenses of doing so. The Company shall not settle any claim in any manner which would impose a penalty, liability or limitation on the Indemnitee unless the Indemnitee first consents to the settlement in writing. He shall not withhold his consent unreasonably.

       18. SEVERABILITY. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions (including portions of any paragraph of this Agreement containing an invalid, illegal or unenforceable provision) shall not be


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impaired.  To the extent  practicable,  any  invalid,  illegal or  unenforceable provision of this Agreement shall be deemed modified as necessary to comply with all applicable laws.
       19. AMENDMENTS AND WAIVERS. No amendment of this Agreement shall be binding unless the amendment is written and executed by both parties. Any waiver of a provision of this Agreement shall not constitute a waiver of any other provision.
       20. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.
      IN WITNESS WHEREOF, the parties hereto have caused this Indemnification Agreement to be duly executed as of the date first above written.

                                    REGIONAL CAPITAL MANAGEMENT CORPORATION


                                    By: /s/ Thomas H. Minkoff
                                        ---------------------------------------
                                    Its: CEO


                                    /s/ Thomas H. Minkoff
                                    -------------------------------------------
                                    THOMAS H. MINKOFF



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                                   EXHIBIT "A"


                                   UNDERTAKING


            WHEREAS, the undersigned is a defendant in an action brought in (insert name and location of court) entitled (insert name and number of action) (the "ACTION"); and

            WHEREAS, the Board of Directors of Regional Capital Management Corporation, a Florida corporation (the "CORPORATION"), has authorized, subject to receipt by the Corporation of an appropriate undertaking, the payment by the Corporation in advance of the final disposition of the Action of expenses (including, without limitation, attorneys' fees) reasonably incurred by the undersigned in defending the Action; and

            WHEREAS, any amounts paid to or on behalf of the undersigned in advance of the final disposition of the Action by the Corporation for expenses (including, without limitation, attorneys' fees) reasonably incurred in defending the Action shall be paid without prejudice to any rights to which the Corporation or the undersigned may otherwise be entitled;

            NOW, THEREFORE, the undersigned does hereby undertake to repay to the Corporation any amounts heretofore or hereafter paid by the Corporation to or on behalf of the undersigned in advance of the final disposition of the Action for expenses (including, without limitation, attorneys' fees) actually and reasonably incurred in defending the Action, if it shall ultimately be determined that the undersigned is not entitled to be indemnified by the Corporation pursuant to applicable law or the Corporation's By-Laws.

            Dated:

                                    -------------------------------------------
                                    THOMAS H. MINKOFF



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